SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 13, 2001


                            FIELDS TECHNOLOGIES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      000-03718                11-2050317
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation                File Number)           Identification No.)


                     333 Main Street, Park City, Utah 84060
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (435) 649-2221


                      Former Name: AmeriNet Group.com, Inc.
  Former Address: 2500 N. Military Trail, Suite 225, Boca Raton, Florida 33431
  ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The information related to this Item 2 as filed with the original Form 8-K on June 28, 2001 is the same with the exception of the heading titled "Financial Information". That information is reported in this Form 8-K/A as follows:

Financial Information

         This financial information relates to the financial position and results of operations of Park City Group, Inc. and its wholly owned subsidiary, Fresh Market Manager, LLC (collectively Park City Group). During the three months ended March 31, 2001, Park City Group had total unaudited pro forma combined operating revenues of $646,569 and total unaudited pro forma combined losses before income taxes and extraordinary items of $757,155. During the year ended December 31, 2000, Park City Group had total unaudited pro forma combined operating revenues of $7,325,566 and total unaudited pro forma combined income before income taxes of $1,102,734. The unaudited pro forma combined financial information is based upon available information and assumptions that Park City Group management believes are reasonable. This financial information reflects certain changes to the information presented in the previously filed Form 8-K based on more current information available to management and assistance from the Company's current independent accountants. Park City Group's management does not believe that historical operating results are necessarily a good indication of future performance. This financial information is based on the financial statements and pro forma financial information included in Item 7 and Exhibit
7.1 to this Form 8-K/A.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         See Exhibit 7.1 - Park City Group, Inc. Financial Statements March 31, 2001. This exhibit includes the financial statements of the defined acquiring entity, Park City Group, Inc., for March 31, 2001 along with pro forma financial information and statements for Fields Technologies, Inc. combined with Park City Group, Inc. and Fresh Market Manager LLC.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FIELDS TECHNOLOGIES, INC.


Date: August 28, 2001                            By: /s/ Randall K. Fields
                                                     --------------------------
                                                     Randall K. Fields
                                                     President and Chief
                                                     Executive Officer


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